U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                      Date of Report: September 20, 2001

                             NUCLEAR SOLUTIONS, INC.
            ------------------------------------------------------
            (Exact Name of registrant as specified in its Charter)

         Nevada                   0-31959                   88-0433815
------------------------    -------------------        -------------------
(State of Incorporation)    Commission File No.        (IRS Employer
                                                        Identification No.)

    1530 East Commercial St., Ste. 109, Meridian, ID        83642
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    (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, (208) 846-7868
                               --------------


                       (Registrant's former name and address)

                               Stock Watch Man, Inc.
                                  1016 Howard St.
                                Las Vegas, NV 89104

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Item 5.   Other Events.

     On September 12, 2001, we changed our corporate name from Stock Watch Man, Inc. to Nuclear Solutions, Inc. We also increased our authorized common stock from 15,000,000 shares, par value $0.001 per share to 100,000,000 shares, par value $0.0001 per share.

     The name and capital change were made effective by filing a Certificate of Amendment to our Articles of Incorporation. A copy of the filed Certificate is attached as an exhibit to this report.

     Our corporate offices were moved to 1530 East Commercial St., Ste. 109, Meridian, Idaho.

     Our stock trades on the OTC Electronic Bulletin Board. The NASD has notified us that our common stock will trade under a new symbol effective September 21, 2001. The new symbol is NSOL.

Item 7.  Financial Statements and Exhibits.

      (a) Financial statements of businesses acquired.   N/A
      (b) Pro Forma financial information. N/A
      (c) Exhibits.

Exhibit 3.0 Certificate of Amendment of Articles of Incorporation of Stock Watch Man, Inc. filed Secretary of State Nevada on September 12, 2001

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Nuclear Solutions, Inc.

Dated: September 20, 2001

                                   /s/ Paul Brown
                                   -------------------
                                   By: Paul Brown
                                   Title: President